                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           VIISAGE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

[VIISAGE LOGO]

April 16, 2001

Dear Shareholder:

   You are cordially invited to attend the 2001 Annual Meeting (the "Meeting") of the Shareholders of Viisage Technology, Inc. ("Viisage"). Your Board of Directors and management look forward to greeting those of you who are able to attend.

   Our 2000 Annual Report is enclosed. I hope you will read it carefully. I have also enclosed our Notice of the 2001 Annual Meeting, Proxy Statement, and proxy card.

   At the Meeting, your Board of Directors will be asking you to vote for two directors, to approve an amendment to Viisage's Restated Certificate of Incorporation to increase the total authorized capital of Viisage, to approve amendments to Viisage's Amended and Restated 1996 Management Stock Option Plan, Amended and Restated 1996 Director Stock Option Plan, and 1997 Employee Stock Purchase Plan, to increase the number of shares available for issuance thereunder, to adopt the 2001 Stock in Lieu of Cash Compensation for Directors Plan, and to ratify the selection of Viisage's independent public accountants, as described more fully in the enclosed Proxy Statement. For the reasons set forth in the Proxy Statement, your Board of Directors recommends votes "FOR" the directors, the amendments, and the proposal.

   Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted. Accordingly, please read the enclosed material and mark, date, sign, and return the enclosed proxy card at your earliest convenience. If you attend the Meeting, you may revoke your proxy by requesting the right to vote in person.

                                          Sincerely,
                                          /s/ Denis K. Berube
                                          Denis K. Berube
                                          Chairman of the Board of Directors

                            YOUR VOTE IS IMPORTANT.
             PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY CARD.

[LOGO OF VIISAGE TECHNOLOGY]

                                30 Porter Road
                        Littleton, Massachusetts 01460

               NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS

   The 2001 Annual Meeting of the Shareholders of Viisage Technology, Inc. ("Viisage") will be held at 1:30 p.m. on Tuesday, May 8, 2001 in the Board Room on the 33rd Floor of the State Street Corporation Building, 225 Franklin Street, Boston, Massachusetts. The Meeting is being held for the following purposes:

  1. To elect two Class II directors for three year terms;

  2. To approve an amendment to Viisage's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of Viisage, $.001 par value per share, from 20,000,000 shares to 26,000,000 shares;

  3. To approve an amendment to Viisage's Amended and Restated 1996 Management Stock Option Plan to increase the number of shares available for issuance thereunder from 2,807,100 to 3,807,100;

  4. To approve an amendment to Viisage's Amended and Restated 1996 Directors Stock Option Plan to increase the number of shares available for issuance thereunder from 326,616 to 576,616;

  5. To approve an amendment to Viisage's 1997 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder from 140,000 to 340,000;

  6. To adopt the 2001 Stock in Lieu of Cash Compensation for Directors Plan, as recommended by the Board of Directors;

  7. To ratify the selection of BDO Seidman, LLP as independent public accountants for Viisage for the year ending December 31, 2001; and

  8. To transact such other business as may properly come before the Meeting.

   Shareholders of record at the close of business on March 20, 2001, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting.

   The enclosed proxy card, Proxy Statement, and Viisage's 2000 Annual Report are being sent to you along with this Notice.

                                          By Order of the Board of Directors

                                          /s/ Charles J. Johnson
                                          Charles J. Johnson,
                                          Secretary

April 16, 2001

                           VIISAGE TECHNOLOGY, INC.
                                PROXY STATEMENT
                                    FOR THE
                      2001 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 8, 2001

                   INFORMATION ABOUT SOLICITATION AND VOTING

General

   This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of Viisage Technology, Inc., a Delaware corporation (the "Company" or "Viisage"), for the 2001 Annual Meeting of Shareholders to be held at 1:30 p.m. on Tuesday, May 8, 2001, in the Board Room on the 33rd Floor of the State Street Corporation Building, 225 Franklin Street, Boston, Massachusetts, and at any adjournment thereof (the "Meeting"). The Company's principal executive offices are located at 30 Porter Road, Littleton, Massachusetts 01460. This Proxy Statement and the accompanying proxy card are expected to be mailed on or about April 16, 2001 to all shareholders entitled to vote at the Meeting.

   Viisage's Board of Directors (the "Board of Directors" or the "Board") is soliciting proxies for (i) the election of two Class II directors, comprising the class of directors to be elected for the term expiring in 2004; (ii) the approval of an amendment to Viisage's Restated Certificate of Incorporation to increase the total authorized capital of the Company; (iii) approval of amendments to Viisage's Amended and Restated 1996 Management Stock Option Plan, Amended and Restated 1996 Director Stock Option Plan, and 1997 Employee Stock Purchase Plan, to increase the number of shares available for issuance thereunder, (iv) adoption of the 2001 Stock in Lieu of Cash Compensation for Directors' Plan, and (v) the ratification of the selection of the Company's independent public accountants.

Stockholders Entitled to Vote

   At the close of business on March 20, 2001, the record date for the Meeting, there were outstanding and entitled to vote 16,119,657 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"). Only shareholders of record at the close of business on March 20, 2001 are entitled to vote at the Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon at the Meeting.

Quorum and Voting

   The representation, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum. All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes occur when a nominee, such as a financial institution, returns a proxy, but does not have the authorization or voting instructions from the beneficial owner to vote the owner's shares on a particular proposal. Abstentions and broker non-votes will be counted for the purpose of determining if a quorum is present. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes (other than the election of directors), whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

   Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, present in person or by proxy, is required for the approval of each matter submitted to the Meeting except the election of directors. In the election of directors, the nominee receiving the highest number of affirmative votes will be elected.

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

   Shares represented by proxy will be voted in accordance with your instructions. If your proxy card is signed and returned without specifying choices, your shares will be voted for the nominee for director, for the other proposals, and as the individuals named as proxy holders on the proxy card deem advisable on all other matters that may properly come before the Meeting.

   A shareholder who returns a proxy card may revoke it at any time before the shareholder's shares are voted at the Meeting by written notice to the Secretary of the Company received prior to the Meeting, by executing and returning a later-dated proxy, or by voting by ballot at the Meeting.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

General

   Two Class II directors are to be elected at the Meeting to serve three year terms expiring at the 2004 Annual Meeting of Shareholders and until their successors have been elected and duly qualified. Unless instructed otherwise, the proxy holders will vote the proxies received by them for the Company's nominees Harriet Mouchly-Weiss and Paul T. Principato. In the event that the nominees of the Company are unable or decline to serve as directors at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Ms. Mouchly-Weiss and Mr. Principato have consented to serve as directors of the Company, and the Board of Directors has no reason to believe that they will be unavailable for service.

   The Board recommends a vote "FOR" the proposed nominees to the Board.

Composition of the Board

   Pursuant to the Company's Restated Certificate of Incorporation, the Board has set the number of directors at six. In addition, the Restated Certificate of Incorporation provides that directors shall be divided into three classes and that each director shall serve for a term of three years and until his or her successor is elected and qualified or until his or her earlier resignation, death, or removal. One class of directors is elected at each annual meeting for a three-year term.

   The Class III directors (whose terms expire in 2002) are Peter Nessen and Thomas J. Reilly. The Class I directors (whose term expires in 2003) are Charles E. Levine and Denis K. Berube. There are no family relationships between any of the directors or executive officers of the Company.

   The following sets forth the names of and certain information about the persons nominated as directors and the directors whose terms do not expire at the Meeting. Information regarding their beneficial ownership of shares of the Company's Common Stock is reported in the section entitled "Security Ownership."

Nominee for Class II Director

   Harriet Mouchly-Weiss, 58, has served as a director of Viisage since its incorporation in May 1996 and earlier served on the Advisory Board of the Viisage Technology Division of Lau Technologies. Ms. Mouchly-Weiss founded Strategy XXI Group, an international communications and consulting firm in January 1993 and has served as its managing partner since that time. From 1986 to December 1992, Ms. Mouchly-Weiss was President of GCI International, an international public relations and marketing agency. Ms. Mouchly-Weiss currently also serves as a member of the Board of Directors of American Greeting Corp.

   Paul T. Principato, 47, has served as Chief Financial Officer of Lau Technologies ("Lau") since its incorporation in March of 1990. Currently, Lau is the largest holder of Viisage Common Stock, directly owning approximately 41% of its issued and outstanding Common Stock. As Chief Financial Officer, Mr. Principato has been responsible for all elements of corporate finance, including bank financing, leasing, contract negotiations, equity events, mergers and acquisitions, planning and budgeting. Mr. Principato has also managed the initial financial proposals for state identification systems contracts, and participated in creating the initial financing structures for Viisage prior to its initial public offering in November of 1996. Prior to 1990, Mr. Principato served as Controller at Barry Wright Corp.

Directors Whose Terms Expire at the 2002 Annual Meeting (Class III Directors)

   Peter Nessen, 65, has served as a director of Viisage since its incorporation in May 1996 and earlier served on the Advisory Board of the Viisage Technology Division of Lau Technologies. Mr. Nessen has been Chairman of the Board of NCN Financial Corporation, a private banking firm, since January 1995. From June 1993 through December 1994, Mr. Nessen was a Dean at Harvard Medical School, responsible for special projects. Mr. Nessen was Secretary of Administration and Finance for the Commonwealth of Massachusetts from January 1991 through May 1993 and managing partner of the consulting practice in the Boston office of BDO Seidman LLP, a public accounting firm, from February 1990 through December 1990.

   Thomas J. Reilly, 62, has served as a director of Viisage since its incorporation in May 1996 and earlier served on the Advisory Board of the Viisage Technology Division of Lau Technologies. Mr. Reilly has been a self-employed financial consultant since December 1994. From June 1966 through November 1994, Mr. Reilly was with Arthur Andersen LLP, a public accounting firm, and became a partner in 1975.

Directors Whose Terms Expire at the 2003 Annual Meeting (Class I Directors)

   Denis K. Berube, 58, has been the Chairman of the Board of Directors of Viisage since the Company's incorporation in 1996. He chaired the Advisory Board of the Viisage Technology Division of Lau Technologies since its formation in October 1995. Mr. Berube is Executive Vice President and Chief Operating Officer of Lau Technologies ("Lau"), where he has been employed since 1990.

   Charles E. Levine, 48, serves as President of Sprint PCS, and has served Sprint PCS in various executive capacities since January 1997. Mr. Levine served as Senior Vice President of Octel Services, a provider of voice systems services, from October 1994 through September 1996, after which he enjoyed a few months off before joining Sprint PCS. From October 1993 to October 1994 Mr. Levine was President, Chief Executive Officer and Director of CFT Systems, a company focusing on developing software for field-based utility workers. Mr. Levine was a Vice President at AT&T from February 1987 to October 1993, with marketing, product management, and general management responsibilities.

Meetings of the Board of Directors and Committees

   The Company's Board of Directors held 8 meetings during 2000, and each director, except for Mr. Levine, attended at least 75% of all Board and committee meetings on which he or she served. Mr. Levine attended approximately 40% of all Board meetings and 67% of all Marketing Committee meetings held during 2000.

   The Board has established a Compensation Committee, Audit Committee, and Marketing Committee, all of which are comprised of independent directors. The Compensation Committee, comprised of Mr. Reilly (chair), Ms. Mouchly-Weiss, and Mr. Nessen, reviews senior management performance, recommends executive compensation, and administers the Amended and Restated 1996 Directors Stock Option Plan, the Amended and Restated 1996 Management Stock Option Plan, and the 1997 Employee Stock Purchase Plan. The Audit Committee, comprised of Messrs. Nessen (chair) and Reilly, and Ms. Mouchly-Weiss, reviews the scope of the Company's internal controls, receives reports on compliance with laws, regulations and internal procedures, recommends the selection of the Company's independent public accountants, reviews the scope of the audit with the independent public accountants and reviews the results of the audit. The Marketing Committee, comprised of Ms. Mouchly-Weiss (chair), Mr. Nessen, and Mr. Levine reviews and makes recommendations regarding the Company's marketing strategy and plans. During 2000, the Compensation Committee met three times, the Audit Committee met four times, and the Marketing Committee met three times. The Company does not have a nominating committee of the Board of Directors, and the Board of Directors undertakes all nominating functions.

Compensation of Directors

   For their service as directors in 2000, each director received an aggregate $36,000 worth of Common Stock, but no additional cash or fees for attending Board or committee meetings. This amount of directors' stock compensation has been increased to $45,000 for 2001 service. In addition, the Company reimburses directors for their out-of-pocket expenses incurred in connection with any Board or committee meetings.

   Directors also receive grants of nonqualified options under the Company's 1996 Director Stock Option Plan, as amended (the "Director Plan"). As of March 20, 2001, options to purchase an aggregate 326,614 shares have been issued which enable each director to purchase 56,329 shares of Common Stock (except for Mr. Levine, who, having joined the Board more recently, has options to purchase 44,969 shares), subject to various vesting requirements. Vesting occurs only if the option holder is serving on the Board on the vesting date.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee consists of Mr. Reilly (chair), Ms. Mouchly-Weiss, and Mr. Nessen, none of whom are officers or employees of the Company.

                      PROPOSAL 2 -- AMENDMENT TO VIISAGE
                      RESTATED ARTICLES OF INCORPORATION

   By a Board of Directors vote dated March 20, 2001, the Board of Directors recommended to the stockholders that the Company amend the Viisage Restated Certificate of Incorporation (the "Charter") to increase the number of authorized shares of Common Stock, par value $0.001 per share, from 20,000,000 to 26,000,000 shares. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

   As of March 23, 2001, there were approximately 16,401,963 shares of Common Stock issued and outstanding, and 3,181,370 shares reserved for future issuance. Assuming the proposals to amend Viisage's Amended and Restated 1996 Management Stock Option Plan, Amended and Restated 1996 Director Stock Option Plan, and 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares available for issuance thereunder, are approved, and the 2001 Stock in Lieu of Cash Compensation for Directors' Plan is approved, there will be an additional 2,250,000 shares reserved for future issuances pursuant to these stock plans. If the amendment to the Charter is approved, the Board of Directors will have the authority to issue such 2,250,000 shares without further stockholder approval. The Board of Directors believes that the authorized number of shares of Common Stock should be increased to enable the Company to attract and retain key personnel and other corporate purposes, as may be determined by the Board of Directors to be necessary or desirable. The Company currently has no commitments, agreements or undertakings to issue any such additional shares, other than as described in Proposals 3 through 6 in this Proxy. The Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

   The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment to the Restated Certificate of Incorporation. Should such stockholder approval not be obtained, then the increase of six million (6,000,000) shares to the total authorized Common Stock of the Company will not occur, and no additional stock issuances will be made on the basis of such increase.

   The Board recommends a vote "FOR" approval of Proposal 2.

                          PROPOSAL 3 -- AMENDMENT TO
            AMENDED AND RESTATED 1996 MANAGEMENT STOCK OPTION PLAN

   The Amended and Restated 1996 Management Stock Option Plan (the "Management Plan") was adopted by the Board of Directors on June 17, 1996, and ratified by Lau in its capacity as sole shareholder of the Company prior to its initial public offering, to provide selected officers and employees with an opportunity to have an ownership interest in the Company and to attract, retain and motivate such officers and employees. The Management Plan is administered by the Compensation Committee of the Board of Directors, which currently consists of Mr. Reilly (chair), Ms. Mouchly-Weiss, and Mr. Nessen. Options under the Plan may be either

(a) "incentive options" under (S)422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (b) options that do not qualify under (S)422 of the Code ("nonqualified options"). The Management Plan was amended in May, 2000 to increase the number of shares available for issuance thereunder from 2,057,100 to 2,807,100. On March 20, 2001, the Board voted, subject to shareholder approval at this Meeting, to further amend the Management Plan to increase the number of shares reserved for issuance thereunder from 2,807,100 shares to 3,807,100 to make 1,000,000 additional shares available for issuance under the Management Plan. As of March 20, 2001, options to purchase a total of 1,912,875 shares of Common Stock were outstanding with exercise prices between $0.94 and $12.25, and options for 704,945 shares remain available for issuance.

   Participation. Officers and key employees of the Company, but not directors, are eligible to receive options under the Option Plan.

   Terms of Grants. The exercise price of incentive options under the Option Plan may not be less than the fair market value of the underlying shares on the date of grant, except in the case of incentive options granted to holders of 10% or more of the total combined voting power of the Company, in which case the exercise price may not be less than 110% of such fair market value. The exercise price of nonqualified options is to be determined by the Compensation Committee at the time of option issuance. Each option under the Option Plan will have a term not to exceed ten years, except in the case of incentive options granted to holders of 10% or more of the total combined voting power of the Company, with respect to which the term may not exceed five years. The Compensation Committee determines the vesting schedule with respect to any grant of options. All options are subject to adjustment in certain events.

   Option grants under the Option Plan with exercise prices equal to the fair market value of the option shares on the grant date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to the Company's financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

   Amendment and Termination. The Option Plan may be amended from time to time by the Compensation Committee of the Board of Directors, subject to the rights of previously issued options, except that any such amendment will require shareholder approval in certain circumstances. Shares reserved for issuance under an option that is cancelled or terminated, and shares that are used in payment of option exercise prices, will be restored and made available for reissuance of additional options under the Option Plan. The existing options contain reload option features.

   Federal Tax Treatment. Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of (S)422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

   Incentive Options: No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

   Nonstatutory Options: Taxable income is generally not recognized by an optionee upon the grant of a nonstatutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

   As of March 20, 2001, no stock options had been granted, and no shares of Common Stock had been issued, on the basis of the share increase that is the subject of this Proposal 3. Further, the Company has not committed or designated any of the additional shares of Common Stock subject to this Proposal 3 for grants under the Option Plan.

   The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment to the Option Plan. Should such stockholder approval not be obtained, then the 1,000,000 share increase to the share reserve under the Option Plan will not occur, and no additional options or stock issuances will be made on the basis of such increases. The Option Plan will, however, continue in effect, and option grants may continue to be made under the Option Plan until all the shares available for issuance under the Option Plan have been issued pursuant to such option grants.

   The Board recommends a vote "FOR" approval of Proposal 3.

                          PROPOSAL 4 -- AMENDMENT TO
             AMENDED AND RESTATED 1996 DIRECTOR STOCK OPTION PLAN

   The Amended and Restated 1996 Director Stock Option Plan (the "Director Plan") was adopted by the Board of Directors on June 17, 1996, and ratified by Lau in its capacity as sole shareholder of the Company prior to its initial public offering, to provide directors with an opportunity to have an ownership interest in the Company and further align the non-employee directors' interests with the long-term interests of the shareholders. The Director Plan is administered by the Board of Directors. The Director Plan was amended in May, 2000 to increase the number of shares available for issuance thereunder from 201,616 to 326,616. On March 20, 2001, the Board voted, subject to shareholder approval at this Meeting, to further amend the Director Plan to increase the number of shares reserved for issuance thereunder from 326,616 shares to 576,616 shares to make 250,000 additional shares available for issuance under the Director Plan. As of March 20, 2001, options to purchase a total of 326,614 shares of Common Stock were outstanding with exercise prices between $0.844 and $12.50.

   The options issued pursuant to the Director Plan are nonqualified options and are thus not intended to meet the requirements of (S)422 of the Code. Vesting under the Director Plan ceases when an option holder ceases to serve on the Board. Any future options issued under the Director Plan will have an exercise price equal to the current fair market value of shares of Common Stock on the option grant date. Shares reserved for issuance under an option that is cancelled or terminated, and shares that are used in payment of option exercise prices, will be restored and made available for reissuance of additional options under the Director Plan. The Director Plan does not permit reload options. The Federal tax consequences relating to the options issued under the Director Plan are the same as those relating to the nonstatutory stock options described under the Option Plan in Proposal 3.

   The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment to the Director Plan. Should such stockholder approval not be obtained, then the 250,000 share increase to the share reserve under the Director Plan will not occur, and no additional options or stock issuances will be made on the basis of such increases. The Director Plan will, however, continue in effect, and option grants may continue to be made under the Director Plan until all the shares available for issuance under the Director Plan have been issued pursuant to such option grants.

   As of March 20, 2001, no stock options had been granted, and no shares of Common Stock had been issued, on the basis of the share increase that is the subject of this Proposal 4. Further, the Company has not committed or designated any of the additional shares of Common Stock subject to this Proposal 4 for grants under the Director Plan.

   See "Compensation of Directors" for further information about the Director Plan.

   The Board recommends a vote "FOR" approval of Proposal 4.

                          PROPOSAL 5 -- AMENDMENT TO
                       1997 EMPLOYEE STOCK PURCHASE PLAN

   On July 21, 1997, the Board voted to establish the 1997 Employee Stock Purchase Plan (the "Purchase Plan") to provide eligible Company employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's common stock through accumulated payroll deductions. The Purchase Plan is administered by the Compensation Committee of the Board of Directors. There are currently 140,000 shares of the Company's Common Stock reserved for issuance under the Purchase Plan. On March 20, 2001, the Board voted, subject to shareholder approval at this Meeting, to amend the Purchase Plan to increase the number of shares reserved for issuance thereunder from 140,000 shares to 340,000 shares to make 200,000 additional shares available for issuance under the Purchase Plan. As of March 20, 2001, the Company issued 113,431 shares of Common Stock pursuant to this plan, and 26,569 shares remained available for future issuance.

   Participation. Under the Purchase Plan, an employee who is regularly scheduled to work more than 20 hours per week and more than five months in any calendar year is eligible to participate on the first enrollment date following completion of 90 days of employment without interruption. During each six-month offering period, employees may elect to have up to 8% of their base pay deducted. Accumulated payroll deductions are then used at the quarterly exercise periods to purchase shares of the Company's common stock at 85% of fair market value as of the grant date or the exercise date, whichever is lower. Accumulated payroll deductions, if any, are automatically used to purchase shares at the end of an Offering Period. The mechanism for effecting purchases is through option grants under this plan. An employee may voluntarily discontinue participation in the Purchase Plan and withdraw all accumulated but unused payroll deductions. An employee may decrease or increase the rate of deductions (within the plan's and statutory limits). In addition, to comply with Code (S)423(b)(8) of the Code and the plan's limits, a participant's payroll deductions may be decreased to 0%. Generally, to remain participants, employees must continue as "employees" as defined in the plan. Currently, out of the approximately 62 employees that are eligible, 22 employees participate in the Purchase Plan.

   Limitations. An employee may not participate if an option grant would (i) increase that employee's holdings of stock or options to purchase shares to 5% or more of the total combined voting power or value of all classes of shares of Company stock (or any parent or subsidiary) or (ii) permit the employee's rights to purchase shares of stock under all (S)423 employee stock purchase plans of the Company (or any parent or subsidiary) to accrue at a rate exceeding $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding. In addition to other limits under the plan, the Compensation Committee shall determine the maximum number of shares that each participant may purchase. In the event of oversubscription, the Company may make a pro rata allocation of shares.

   Federal Tax Treatment. The Plan is intended to qualify as an "employee stock purchase plan" under (S)423 of the Code. Under the Code, tax holding period rules govern the tax consequences of buying and selling shares under the Purchase Plan. If a participant disposes of shares purchased under the plan within two years of the grant date or within one year of the exercise date, the participant will be treated for federal income tax purposes as having received ordinary income at the time of the sale equal to the difference between the purchase price and the market value of the stock on the exercise date. Any amount in excess of that difference will be treated as capital gain. If the shares are held for both the two-year and one-year holding periods described above, the participant will be treated for federal income tax purposes as having received ordinary income in an amount equal only to the lesser of (1) the difference between the purchase price and the market value of the stock on the enrollment date or (2) the difference between the purchase price and the actual sale price for the participant's stock, but any additional gain on the sale would be treated as capital gain.

   The affirmative vote of at least a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment to the Purchase Plan. Should such stockholder approval not be obtained, then the 200,000 share increase to the share reserve under the Purchase Plan will not occur, and no additional options or stock issuances will be made on the basis of such increases. The Purchase Plan will, however, continue in effect, and option grants may continue to be made under the Purchase Plan until all the shares available for issuance under the Purchase Plan have been issued pursuant to such option grants.

   The Board recommends a vote "FOR" approval of Proposal 5.

                     PROPOSAL 6 -- ADOPTION OF 2001 STOCK
                IN LIEU OF CASH COMPENSATION FOR DIRECTORS PLAN

   On March 20, 2001, the Board of Directors approved, and recommended to the stockholders that the Company adopt, the Viisage 2001 Stock in Lieu of Cash Compensation Plan (the "Stock Plan") to compensate the non-employee members of the Board of Directors for continued service on the Board. Shares issued under this Plan will be the Company's Common Stock, and the number of shares issuable under this Plan shall not exceed in the aggregate 800,000 shares. The Stock Plan will be administered by the Compensation Committee of the Board of Directors, and the shares issuable thereunder will be issued in the discretion of the Board, using the average NASDAQ closing price of the Company's Common Stock for the five dates prior to and including the date of issuance.

   Participation. Individuals who become directors of the Company and who are not employees of the Company will be eligible to participate in the Stock Plan. Nothing in the Stock Plan obligates the Board to nominate any Director for reelection by the Company's stockholders, or confers upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

   Federal Tax Treatment. Pursuant to (S)61 of the Code, the shares issued pursuant to the Stock Plan will be subject to taxation at ordinary income tax rates, in an amount equal to the fair market value of the shares, at the time such shares are received by the directors.

   Adjustments. Automatic adjustment will be made in the number and kind of shares which thereafter may be issued under the Stock Plan in the event of (i) a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's common stock other than normal cash dividends, or (ii) a change of the Company's Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or the formation of a holding company, in order to maintain each director's proportionate interest in the capital stock of the Company.

   Terms and Conditions of Issuance. The Company will not be obligated to issue or deliver any shares under the Stock Plan if the issuance or delivery would constitute a violation of any provision of any law or of any applicable regulation of any governmental authority, NASDAQ or any national securities exchange. But, the

Company intends to effectively register the shares on Form S-8 under the Securities Act of 1933, as amended, within three months following the date of this and any annual or special meeting of stockholders of the Company at which the Stock Plan and any amendments thereto have been approved. In addition, the approval of specific transactions under the Stock Plan by the Compensation Committee and/or the Board of Directors is intended to exempt the issuance of the shares from the short swing profits rule under Section 16(b)-3 of the Exchange Act.

   Amendment and Termination. The Board shall have the right to amend, modify or terminate the Stock Plan at any time, provided that, unless required by law, no amendment or modification will affect any right or obligation with respect to any shares issued prior to the effective date of such amendment or modification. In addition, no amendment or modification will be made without previous approval by the stockholders where such approval is necessary to satisfy any then-applicable requirements of federal securities laws (including without limitation Rule 16(b)-3), the Code or rules of NASDAQ or any stock exchange on which the Company's Common Stock is listed. The Stock Plan terminates automatically on December 31, 2010.

   Issuances Under Plan. The following table discloses, as of March 20, 2001, the amount of shares issued under the Stock Plan to the non-employee members of the Board of Directors as compensation for service on the Board during 2001. The issuances disclosed below are subject to approval and ratification by the shareholders at the Annual Meeting. Should such approval not be obtained, each member of the Board of Directors will instead receive cash compensation in the amount of $45,000 for service on the Board during 2001. As discussed above, the executive officers and employees of the Company are not eligible for awards under the Stock Plan.

                               NEW PLAN BENEFITS

          2001 Stock in Lieu of Cash Compensation for Directors Plan

                                          Dollar  Number of Shares
   Name and Position                      Value   of Common Stock
   -----------------                     -------- ----------------
   Denis K. Berube,                      $ 45,000      47,051
    Chairman of the Board of Directors
   Charles J. Johnson,                   $ 45,000      47,051
    Director
   Charles E. Levine,                    $ 45,000      47,051
    Director
   Harriet Mouchly-Weiss,                $ 45,000      47,051
    Director
   Peter Nessen                          $ 45,000      47,051
    Director
   Thomas J. Reilly,                     $ 45,000      47,051
    Director
   Directors as a Group                  $270,000     282,306

   The Board recommends a vote "FOR" approval of Proposal 6.

                    PROPOSAL 7 -- RATIFICATION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has selected the accounting firm of BDO Seidman, LLP as the Company's independent public accountants for the year ending December 31, 2001.

   On November 3, 1999, the Company's audit committee approved the dismissal of Arthur Andersen, LLP and engagement of BDO Seidman, LLP as the Company's independent public accountants. The Company's change in independent public accountants was made at the request of its majority shareholder, Lau Technologies.

Lau had engaged BDO Seidman, LLP to act as its independent public accountants and desired that a single firm audit Lau's consolidated financial statements. There were not any disagreements with Arthur Andersen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

   Shareholder ratification of the selection of BDO Seidman is not required by the Company's By-laws or otherwise. The Board of Directors, however, is submitting the selection of BDO Seidman to the shareholders as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain such firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its shareholders.

   BDO Seidman representatives are expected to be present at the Annual Meeting and available to respond to appropriate questions. They will have an opportunity to make a statement if they desire to do so.

   Audit Fees. The aggregate fees billed for professional services rendered by BDO Seidman for the audit of Viisage's annual financial statements for the year ended December 31, 2000, and the reviews of Viisage's financial statements included in the Company's Form 10-Q during the year ended December 31, 2000, totaled $101,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for professional services rendered by BDO Seidman for design and implementation of financial information systems for the year ended December 31, 2000.

   All Other Fees. The aggregate fees billed for professional services rendered by BDO Seidman for services other than for its audit and review of Viisage's financial statements for the year ended December 31, 2000, totaled $ 35,500. A substantial portion of the fees in this category related to services traditionally provided by auditors, including work performed in connection with registration statements and income tax services.

   The Audit Committee has determined that BDO Seidman's provision of services other than for its audit and review of Viisage's financial statements is compatible with maintaining the independence of BDO Seidman.

   The Board recommends a vote "FOR" the ratification of BDO Seidman, LLP as the Company's independent public accountants for the year ending December 31, 2001.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                           DIRECTORS AND MANAGEMENT

   The following table sets forth, as of March 23, 2001, the beneficial ownership of Common Stock by (i) each person who is known to the Company to own 5% or more of the Company's Common Stock, (ii) each director and director nominee, (iii) each executive officer of Viisage for whom information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers of the Company as a group. With respect to persons owning 5% or more of the Company's Common Stock, the Company has relied on documents that Lau Technologies filed with the Securities and Exchange Commission indicating holdings which are current through March 23, 2001.

                                                          Shares
                                                       Beneficially
   Name and Address(1)                                   Owned(2)   Percentage
   -------------------                                 ------------ ----------
   Joanna T. Lau(3)...................................  7,345,139      44.8%
   Denis K. Berube(4)(6)..............................  7,345,139      44.8%
   Lau Technologies(5)................................  7,230,065      44.1%
   Thomas J. Colatosti(6)(7)..........................    454,245       2.8%
   Peter Nessen(6)(8).................................    114,074         *
   Thomas J. Reilly(6)(9).............................    108,074         *
   Harriet Mouchly-Weiss(6)(10).......................    107,989         *
   Charles E. Levine(6)(11)...........................    103,714         *
   Charles J. Johnson(6)(12)..........................     98,074         *
   Iftikhar A. Ahmad (6)(13)..........................     45,151         *
   Sean F. Mack(6)(14)................................     13,823         *
   Stanley Duci(6)(15)................................     13,117         *
   Paul T. Principato(16).............................      2,800         *
   All directors, nominees and named executive
    officers as a group (11 persons)(17)..............  8,406,200      51.3%

--------
  * Less than one percent of the 16,401,963 shares issued and outstanding as of March 23, 2001.
 (1) The address of all persons who are directors or executive officers of the Company is in care of the Company at 30 Porter Road, Littleton, Massachusetts 01460. The address of Ms. Lau and Lau Technologies is in care of Lau Technologies, 30 Porter Road, Littleton, Massachusetts 01460.
 (2) Unless otherwise noted, each person identified possesses sole voting and investment power over the shares owned.
 (3) Consists of 7,230,065 shares described below held by Lau Technologies, of which Ms. Lau owns approximately 56% of the outstanding capital stock, 1,000 shares owned directly by Ms. Lau, 31,329 shares issuable to Denis
     K. Berube, the spouse of Ms. Lau, pursuant to stock options, and 82,745 shares owned by Mr. Berube. Ms. Lau disclaims beneficial ownership of the 31,329 issuable shares and the 82,745 shares owned by Mr. Berube.
 (4) Consists of 7,230,065 shares described below held by Lau Technologies, of which Mr. Berube's spouse owns approximately 56% of the outstanding capital stock, 1,000 shares owned directly by Ms. Lau, 31,329 shares issuable to Mr. Berube pursuant to stock options, and 82,745 shares owned by Mr. Berube directly. Mr. Berube disclaims beneficial ownership of the shares of Common Stock held by Lau Technologies and the 1,000 shares owned by Ms. Lau.
 (5) Consists of 569,091 shares issuable pursuant to two option agreements, and 6,660,974 shares owned by Lau Technologies directly.
 (6) Includes shares of Common Stock issuable pursuant to vested stock options. The total number of vested and non-vested shares issuable under options granted to Messrs. Colatosti, Ahmad, Duci, Mack, each director (except Mr. Levine), Mr. Levine, Mr. Principato, and all directors, nominees and executive officers as a group are 808,337, 177,100, 58,000, 48,000, 56,329, 44,969, 22,000 and 1,440,051 respectively.
 (7) Consists of 453,845 shares issuable to Mr. Colatosti pursuant to stock options and 400 shares held by Mr. Colatosti's children. Mr. Colatosti disclaims beneficial ownership of his children's shares.
 (8) Consists of 31,329 shares issuable pursuant to stock options and 82,745 shares owned directly by Mr. Nessen.
 (9) Consists of 31,329 shares issuable pursuant to stock options and 76,745 shares owned directly by Mr. Reilly.
(10) Consists of 31,329 shares issuable pursuant to stock options and 76,660 shares owned directly by Ms. Mouchly-Weiss.
(11) Consists of 19,969 shares issuable pursuant to stock options and 83,745 shares owned directly by Mr. Levine.
(12) Consists of 31,329 shares issuable pursuant to stock options and 66,745 shares owned directly by Mr. Johnson.
(13) Consists of 37,298 shares issuable to Mr. Ahmad pursuant to stock options and 7,853 shares owned by Mr. Ahmad directly.
(14) Consists of 9,333 shares issuable to Mr. Mack pursuant to stock options and 4,490 shares owned directly by Mr. Mack.
(15) Consists of 12,917 shares issuable to Mr. Duci pursuant to stock options and 200 shares owned directly by Mr. Duci.
(16) Consists of 2,800 shares owned directly by Mr. Principato.
(17) Represents shares described in Notes 4 and 6-16.

                            EXECUTIVE COMPENSATION

   The following table sets forth information concerning the compensation paid by the Company to the named executive officers for services rendered to the Company for the last three fiscal years.

                                                          Long Term
                                                         Compensation
                               Annual Compensation(1)     Awards(3)
                               --------------------------------------
                         Year                             Securities
   Name and Principal    Ended                            Underlying     All Other
      Position(1)        12/31  Salary     Incentive(2)  Options (#)  Compensation(4)
   ------------------    ----- ----------- -------------------------- ---------------
Thomas J. Colatosti,.... 2000  $   224,039   $   100,000    50,000        $13,650
 President and Chief
  Executive Officer      1999  $   200,162           --        --         $14,200
                         1998  $   179,000   $    15,000   596,837        $14,400

Iftikhar A. Ahmad,...... 2000  $   164,423   $    25,000    50,000        $ 2,466
 Vice President of
  Engineering            1999  $   141,606           --     35,000        $ 2,124

Sean F. Mack,........... 2000  $   100,000   $    10,000    20,000        $ 3,300
 Vice President,
  Controller and
  Treasurer

Stanley Duci, .......... 2000  $   100,000   $    25,000    25,000        $ 3,000
 Vice President of
  Customer Service

--------
(1) Mr. Colatosti, who joined the Company on December 30, 1996 (and served as Chief Operating Officer immediately prior to his promotion), became President and Chief Executive Officer on November 3, 1998. Mr. Ahmad, who joined the Company in November of 1996 (and served as the Director of Engineering prior to his promotion), became Vice President of Engineering in March of 1999. Mr. Mack, who joined the Company in July of 1999 (and served as the Corporate Controller prior to his promotion), became Vice President, Controller and Treasurer in January of 2000. Mr. Duci, who joined the Company in October of 1996 (and served as the Manager of Customer Service and Quality prior to his promotion), became Vice President of Customer Service in March of 1999.
(2) The Company currently maintains an Executive Incentive Compensation Plan for its executive officers and other key employees of the Company to motivate members of the Company's executive team. Each participant in the Executive Incentive Compensation Plan may receive a percentage of his or her base salary based upon the Company's and each participant's individual performance, as determined by success in meeting established goals approved by the Chief Executive Officer, for individual goals, or the Board of Directors, for Company goals. The Compensation Committee administers the Plan.
(3) Options were granted under the Amended and Restated 1996 Management Stock Option Plan, the terms and conditions of which are described herein under the Section entitled "Proplsal 3--Amendment to Amended and Restated 1996 Management Stock Option Plan."
(4) Amounts include 2000 401(k) plan match of $5,250 for Mr. Colatosti, $2,466 for Mr. Ahmad, $3,300 for Mr. Mack, and $3,000 for Mr. Duci. Mr. Colatosti also receives $8,400 auto allowance, and various insurance benefit payments. The Company participates in the Lau Technologies 401(k) plan and pays its proportionate share of plan expenses based on the number of participants. The plan permits pre-tax contributions by participants of up to 15% of base compensation or the statutory limit. The Company may make discretionary contributions to the plan, subject to certain limits. Participants are fully vested in their contributions and vest 20% per year in employer contributions.

Stock Options Granted During 2000

   The following table sets forth information concerning individual grants of stock options made during 2000 to the Company's executive officers. It has not been the Company's policy in the past to grant stock appreciation rights, and no such rights were granted in 2000.

                                                                              Potential
                                                                          Realizable Value
                                                                          at Assumed Annual
                                                                           Rates of Stock
                         Number of  % of Total                                  Price
                         Securities  Options                              Appreciation for
                         Underlying Granted to Exercise                    Option Term(2)
                          Options   Employees    Price                    -----------------
Name                     Granted(1)  in Year   ($/share) Expiration Date     5%      10%
----                     ---------- ---------- --------- ---------------  -------- --------
Thomas J. Colatosti.....   50,000      20.3%    $12.25   January 21, 2010 $385,198 $976,167
Iftikhar A. Ahmad.......   50,000      20.3%    $12.25   January 21, 2010 $385,198 $976,167
Sean F. Mack............   20,000       8.1%    $12.25   January 21, 2010 $154,079 $390,467
Stanley Duci............   25,000      10.2%    $12.25   January 21, 2010 $192,599 $488,084

--------
(1) Options were granted under the Amended and Restated 1996 Management Stock Option Plan, the terms and conditions of which are described herein under the section entitled "Proposal 3--Amendment to Amended and Restated 1996 Management Stock Option Plan". Total of options granted does not include Employee Stock Purchase Plan options. All options listed vest over 48 months.
(2)The assumed rates are compounded annually for the full term of the options.

Stock Options Exercised During 2000

   The following table sets forth information concerning stock option exercises during 2000 and outstanding stock options held at the end of 2000 by the Company's executive officers. No stock appreciation rights were exercised or outstanding during 2000.

                                                         Number of Securities  Value of Unexercised
                                                        Underlying Unexercised In-the-Money Options
                                                         Options at 12/31/00     at 12/31/00 ($)
                         Shares Acquired                     Exercisable/          Exercisable/
Name                       on Exercise   Value Realized     Unexercisable        Unexercisable(1)
----                     --------------- -------------- ---------------------- --------------------
Thomas J. Colatosti.....      9,500         $53,261        365,079/393,258              --
Iftikhar A. Ahmad.......        --              --           37,298/89,802              --
Sean F. Mack............        --              --            9,333/23,667              --
Stanley Duci............        --              --           12,916/25,084              --

--------
(1) Based on the $0.875 closing price of the Company's Common Stock on December 29, 2000 on the NASDAQ National Market System minus the respective option exercise price.

Employment Agreements

   Mr. Colatosti has an agreement with the Company that provides, among other terms, that the Company will pay Mr. Colatosti six months of current salary if Viisage terminates his employment, except for cause or if commensurate employment is offered with an affiliate. Mr. Colatosti is also subject to non-competition and non-solicitation provisions which generally survive one year beyond Mr. Colatosti's termination.

Board Compensation Committee Report on Executive Compensation

   The Compensation Committee of the Company's Board of Directors (the "Committee") is responsible for establishing and managing compensation policies for the Company's executive officers and for making decisions about awards under certain of the Company's stock-based compensation plans in satisfaction of the Securities Exchange Act Rule 16b-3. Each Committee member is an outside director within the meaning of Rule 16(b) of the Securities Exchange Act of 1934, as amended, and (S) 162(m) of the Internal Revenue Code. This report outlines the Company's compensation policies for the Chief Executive Officer and executive officers other than the Chief Executive Officer (collectively, the "executive officers").

   The Committee's compensation policies provide compensation opportunities that are comparable to those for similarly situated executives in comparable companies. These compensation policies are designed to reward executives based on their contributions to the Company's success with respect to shareholder value creation and to ensure the Company's ability to attract and retain qualified executives. The principal elements of compensation employed by the Committee to meet these objectives are base salaries, cash incentive opportunities, and stock options.

   In making its decisions, the Committee considers a range of factors it believes to be relevant, including the Company's pay levels relative to competitive norms, the Company's achievements over the past year, the individual's contributions to the Company's success, and the roles and responsibilities of each executive.

   Compensation levels and incentive opportunities are designed to generally reflect median levels of competitive compensation for executives with corresponding responsibilities in comparably sized peer firms, and are periodically adjusted to meet this objective. The actual level of compensation earned by each executive will vary according to the success of the Company and the performance of the individual.

   The Committee assesses the competitiveness of the Company's total compensation program and uses the services of an outside compensation consultant as needed. External comparisons are made to data drawn from a number of sources, including the publicly available disclosures of selected peer firms and national compensation surveys of technology firms of similar size and complexity.

   In determining the appropriateness of executive base salary levels, the Committee annually considers external competitiveness, the roles and responsibilities of the individual, the internal equity of pay relationships, and the contributions of the individual to the Company's success.

   The Committee manages an Executive Incentive Compensation Plan, described in the text above, under which awards are linked to the achievement of predetermined financial goals such as earnings and revenue growth, as well as individual objectives. The Committee assigns performance measures annually on the basis of the Company's key objectives. All executive officers are eligible to participate in this program.

   Options granted in 2000 to executive officers have an exercise price equal to the fair market value of the stock on the date of the grant, implying that no compensation can be earned under this element unless shareholder value is created, and vesting requirements that are linked to an extended service requirement. In determining the magnitude of the awards, the Committee considers competitive norms, and the roles, responsibilities, and prior performance of the individual. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

   Compensation for 2000 generally reflects levels required to retain executives. Following its annual review of compensation after the close of 1999, the Committee made adjustments in executive officers' salaries to reflect competitive norms.

                                          COMPENSATION COMMITTEE

                                          Thomas J. Reilly, Chairman

                                          Harriet Mouchly-Weiss

                                          Peter Nessen

Board Audit Committee Report

   The Audit Committee of the Company's Board of Directors currently consists of Peter Nessen (chair), Thomas J. Reilly and Harriet Mouchly-Weiss, all of whom are independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of Viisage and such other duties as directed by the Board of Directors. The Audit Committee reviewed and discussed Viisage's audited Consolidated Financial Statements for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee also discussed with BDO Seidman, LLP, the Company's independent accountants, the auditors' responsibilities, any significant issues arising during the audit, and other matters required to be discussed by SAS 61. The Audit Committee further discussed with BDO Seidman, LLP their judgment as to the quality, as well as the acceptability, of the Company's accounting principles. The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1, and has discussed with the independent accountants their independence. Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that Viisage's Consolidated Financial Statements for the fiscal year ended December 31, 2000 be included in Viisage's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

   The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Charter of the Audit Committee of the Board of Directors of Viisage is attached to this Proxy as Appendix A.

                                          AUDIT COMMITTEE

                                          Peter Nessen, Chairman

                                          Thomas J. Reilly

                                          Harriet Mouchly-Weiss

                            STOCK PERFORMANCE GRAPH

   Pursuant to Securities and Exchange Commission regulations, the Company has included in this Proxy Statement the following performance graph comparing cumulative returns for the Company's Common Stock with a broad-based market index, the NASDAQ Composite index, and a nationally recognized industry standard, the Russell 2000. This graph covers the period from the time the Company went public on November 8, 1996 through December 31, 2000. Shares of the Company's Common Stock were initially offered on November 8, 1996 at $10.50 per share. The performance graph does not reflect any prediction of future performance of the Company's stock.

                                    [GRAPH]
                 COMPARISION OF NOVEMBER 1996 -- DECEMBER 2000
               CUMULATIVE TOTAL RETURN AMONG VIISAGE TECHNOLOGY,
                  THE NASDAQ COMPOSITE, AND THE RUSSELL 2000

                   11/08/96 12/31/96 06/30/97 12/31/97 06/30/98 12/31/98 06/30/99 12/31/99 06/30/00 12/31/00
Viisage             100.00   138.00   165.00     55.00    20.00    12.00    11.00    77.00    28.00     8.00
Nasdaq
 Composite          100.00   103.00   115.00    125.00   151.00   174.00   214.00   324.00   315.00   196.00
Russell 2000        100.00   105.00   115.00    127.00   133.00   122.00   133.00   146.00   150.00   140.00

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Prior to its incorporation in Delaware on May 23, 1996 and November 1996 initial public offering, the Company operated as the Viisage Technology Division of Lau Technologies. On November 6, 1996, Lau transferred substantially all of the assets and liabilities of its Viisage Technology Division to Viisage in exchange for shares of Viisage Common Stock. As of March 23, 2001, Lau directly owns approximately 41% of the issued and outstanding Viisage Common Stock.

   Viisage and Lau have a covenant not to compete with each other until November 5, 2006. The Company's obligation not to compete with Lau is limited to the field of federal access control.

   In connection with the asset transfer described above, the Company and Lau entered into an Administration and Services Agreement (the "Services Agreement"). Under the Services Agreement, Lau provides certain general accounting, data processing, payroll, human resources, employee benefits administration, shipping and receiving, and certain executive services to the Company. The Services Agreement requires the Company to pay a monthly fee based on the estimated actual cost of such services and permits the Company to terminate selected services upon 30 days' written notice. The amount for such services in 2000 was approximately $355,000.

   The Company and Lau are parties to a Use and Occupancy Agreement for the Company's use of certain office space for its corporate headquarters which currently expires in February 2002. The Use and Occupancy Agreement requires the Company to pay its proportionate share of the cost of shared facilities and office services including rent, insurance, property taxes, utilities, and other operating expenses, based on square footage or equipment utilized. The 2000 annual fee for facilities and services was approximately $217,000.

 License Agreements

   The Company has also entered into the following license agreements with
Lau:

  . Amended and Restated License Agreement with Lau (the "License Agreement"), dated August 20, 1996 which became effective on November 6, 1996, pursuant to which Lau granted Viisage an exclusive, perpetual, irrevocable, paid-up, royalty-free, worldwide license (with sublicensing rights) for all of the technology relating to the Viisage Technology Division at the time of transfer and improvements thereto. Such license does not allow the Company to use the technology in the federal access control field.

  . License Agreement, dated February 23, 1999, pursuant to which the Company granted Lau a nonexclusive, nontransferable right to utilize certain of Viisage's proprietary technology to distribute Face-in-the-Crowd products in Europe.

  . License Agreement, dated March 31, 1999, pursuant to which the Company granted Lau a nonexclusive, nontransferable right to utilize certain proprietary technology to distribute Face-in-the-Crowd products for United States airports and federal agencies.

  . Supplemental License Agreement, dated as of June 15, 1999, as amended on June 15, 2000, between the Company and Lau, pursuant to which the Company has granted Lau a limited license to use any technology granted exclusively to Viisage under the License Agreement to the extent reasonably required to enable Lau to perform its obligations under: (i) an unconditional performance guaranty, dated October 8, 1998, with Fleet Business Credit Corporation (as successor to Sanwa Business Credit Corporation) ("FBCC"); (ii) a contingent support agreement with FBCC, dated April 26, 1999; and (iii) a contingent support agreement in favor of the Company's commercial bank lender, Commerce Bank & Trust Company, dated June 15, 2000 (as amended). Lau may also use such technology to the extent reasonably required to enable Lau to perform its obligations, if any, with respect to systems financed under the Purchase Agreement between Lau and the Company described below.

  . License Agreement, dated as of November 30, 1999, by and between the Company and Lau, pursuant to which Lau has granted the Company an exclusive (except for limited fields reserved by Lau), perpetual, worldwide license to use the U.S. Patent No. 5,432,864 purchased by Lau from Daozeng Lu and Simon Lu, and all improvements thereto, which relates to a system for automatically verifying the identity of an individual using identification parameters that are carried on an escort memory such as an identification or credit card.

 Additional Transactions

   In May of 1999, the Company borrowed from Lau $1,000,000 under a convertible subordinated note. On January 1, 2001, Lau converted this subordinated debt and accrued interest into 847,354 shares of common stock. The Company also issued options to Lau, as set forth in the section entitled "Security Ownership."

   From time to time the Company purchases certain system components and the services of technical personnel from Lau. The amounts for such components and services for 2000 were approximately $200,000. In addition, Lau has provided Viisage with equipment lease financing and has agreed, in certain circumstances, to guarantee certain of our contract obligations in exchange for stock options and cash compensation. In addition, Lau is a party to the following contracts, agreements and other arrangements with the Company:

  . Purchase Agreement, dated as of June 15, 1999, by and between the Company and Lau, pursuant to which Lau has agreed to provide lease financing to the Company for its installation of a digital identification system pursuant to a contract between the Company and the State of Arkansas (the "Arkansas Contract"). Lau may agree to provide lease financing under the Purchase Agreement for the installation by the Company of other digital identification systems in the future.

  . Bill of Sale and Assignment, dated as of June 18, 1999, by and between the Company and Lau, pursuant to which the Company agreed to sell, assign and transfer to Lau all right, title and interest of the Company in and to the Arkansas Contract as collateral under the Purchase Agreement described above.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

   Based solely on a review of reports provided to the Company for 2000 pursuant to Section 16 of the Securities Exchange Act of 1934 and written representations that no reports were required, the Company believes that all of the reports required to be filed under Section 16 were timely filed.

                             SHAREHOLDER PROPOSALS

   Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of shareholders consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2002 Annual Meeting of Shareholders, such proposals must be received by the Company for inclusion in the Company's Proxy Statement and proxy card relating to that meeting no later than December 8, 2001.

   Pursuant to new amendments to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at the 2002 Annual Meeting of Shareholders does not notify the Company of such proposal on or prior to February 20, 2002, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Annual Meeting, even though there is no discussion of the proposal in the 2002 Proxy Statement.

                             SOLICITATION EXPENSES

   The Company will bear the cost of this solicitation. Solicitation will be made primarily by mail, but directors, officers, and employees of the Company may solicit proxies in person or by telephone or telecopy. The Company will request brokers, nominees, custodians, and fiduciaries to forward solicitation materials to obtain voting instructions from beneficial owners and will reimburse such parties for their reasonable expenses in connection therewith. In addition, the Company retains Boston EquiServe as its transfer agent which assists in the distribution of proxies.

                          INCORPORATION BY REFERENCE

   To the extent that this Proxy Statement has been specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Board Compensation Committee Report on Executive Compensation", "Board Audit Committee Report" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                                OTHER DOCUMENTS

   Upon written request by anyone who is a shareholder as of the record date, the Company will furnish, without charge, a copy of its Annual Report on Form 10-K. Such written request should be sent to the attention of the Controller, Viisage Technology, Inc., 30 Porter Road, Littleton, MA 01460.

                                OTHER BUSINESS

   The Board of Directors does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the Notice of the 2001 Annual Meeting of Shareholders. However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed proxy card, or their substitutes acting thereunder, will vote on such matter in accordance with their best judgment.

                                                                     APPENDIX A

      CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF VIISAGE
                               TECHNOLOGY, INC.

Organization

   One committee of the board of directors (the "Board") of Viisage Technology, Inc. (the "Company") will be known as the Audit Committee (the "Committee"). The membership of the Committee shall consist of at least three independent directors. An independent director is free of any relationship that could influence his or her judgment as a Committee member, and is not associated with a major vendor to, or customer of, the Company. When there is some doubt about independence, as when a member of the Committee has a short-term consulting contract with a major customer, the member should recuse himself from any decisions that might be influenced by that relationship. Each Committee member must also meet the financial literacy requirements for serving on audit committees, and at least one member must have accounting or related financial management expertise, as set forth in the applicable NASDAQ rules.

   One member of the Committee shall serve as Chair, who shall be responsible for leadership of the Committee, including scheduling meetings when necessary, presiding over meetings, preparing agendas, and making regular reports to the Board. The Chair will also serve as a liaison between the Committee, the Company's management and independent accountants.

Function

   The primary function of the Committee is to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee may also have such other duties as may from time to time be assigned it by the Board.

I. General responsibilities

   A. The Committee shall provide and maintain open avenues of communication among the Company's management, employees, the independent accountant and the Board.

   B. The Committee must report Committee actions to the full Board and may make appropriate recommendations.

   C. The Committee has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

   D. The Committee will meet at least three times each year, and may meet more frequently if circumstances dictate. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

   E. A Committee member should not vote on any matter in which he is not independent.

   F. The Committee will do whatever else the law, the Company's charter or bylaws or the Board require.

II. Responsibilities for engaging independent accountants and appointing financial management

   A. The Committee will select the independent accountants for Company audits. The Committee's selection is subject to approval by the full Board. The Committee will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

   B. The Committee will confirm and assure the independence of the independent accountant. The Committee will obtain annually from the independent accountants a formal written statement describing all relationships between the auditors and the Company, consistent with the Independence Standards Board Standard Number 1. The Committee shall discuss with the independent accountants any relationships that may affect their objectivity and independence, and the Committee may take, or recommend that the Board take, appropriate actions to oversee itself as to the auditors' independence. The Committee will also conduct a review of management consulting services provided by the independent accountant and the fees paid for such services.

   C. The Committee will consider, in consultation with the independent accountant and the CFO, controller or internal auditor of the Company, the audit scope and procedural plans made by the independent accountant.

   D. The Committee will meet with management and the primary independent auditor to consider possible needs to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

   E. The Committee will make sure that the CFO, controller or internal auditor and the independent accountant coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, to reduce redundancy and to allocate the audit resources effectively.

   F. The Committee will review, and have veto power over, the appointment, replacement, reassignment or dismissal of the financial management of the Company, including any CFO, controller and/or internal auditor, as applicable.

III. Responsibilities for reviewing internal audits, the annual external audit and the review of quarterly and annual financial statements

   A. The Committee will ascertain that the independent accountant views the Board as its client, that it will be available to meet with the full Board at least annually, and that it will provide the Committee with a timely analysis of significant financial reporting issues.

   B. The Committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

   C. The Committee will review the following with the independent accountant and the CFO, controller or internal auditor, as applicable:

     1. The adequacy of the Company's internal controls, including computerized information system controls, security, budgets, results, responsibilities, plans and staffing.

     2. Any significant findings and recommendations made by the independent accountant, together with management's responses to them.

   D. Shortly after the annual audit is completed, the Committee will review the following with management and the independent accountant:

     1. The Company's annual financial statements and related footnotes.

     2. The independent accountant's audit of and report on the financial statements. The Committee's discussions with management and the independent accountants shall include matters required to be discussed under Statement of Auditing Standards No. 16.

     3. The auditor's qualitative judgments about the appropriateness, as well as the acceptability, of accounting principles and financial disclosures, including the aggressive (or conservative) nature of the accounting principles and underlying estimates.

     4. Any serious difficulties or disputes with management encountered during the course of the audit.

     5. All other matters about the audit procedures or findings that GAAP requires the auditors to discuss with the Committee.

   E. The Committee will consider and review with management:

     1. Any significant findings during the year and management's responses to them.

     2. Any difficulties encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

   F. Based upon the Committee's review of the audited financial statements, the Committee shall make recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

   G. The Committee will review annual filings with the SEC and other published documents containing the Company's financial statements, and will consider whether the information in the filings is consistent with the information in the financial statements.

   H. The Committee will review and discuss with the CFO, controller or internal auditor and the independent accountants the information contained in the interim financial reports before those interim reports are released to the public or filed with the SEC or other regulators.

   I. The Committee will discuss with management and the independent accountants the earnings announcement prior to its release, if practicable.

   J. The Committee will prepare a report for inclusion in the Company's annual report that describes the Committee's composition and responsibilities, and how the responsibilities were fulfilled.

IV. Periodic responsibilities

   A. Review the Committee's charter annually.

   B. Review policies and procedures governing officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

   C. Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs, and reports with regulators.

   D. Meet with the independent accountant and management in separate executive sessions to discuss any matters the Committee or these groups believe should be discussed privately with the Committee.

                                 * * * * * * *

   While the Audit Committee has the duties and responsibilities set forth in this charter, the Audit Committee is not responsible for planning or conducting the audits or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to ensure that the Company complies with laws and regulations and its policies and procedures.

                                                                      APPENDIX B

                           VIISAGE TECHNOLOGY, INC.

                          SECOND AMENDED AND RESTATED
                         ----------------------------
                       1996 MANAGEMENT STOCK OPTION PLAN
                       ---------------------------------

                                 (as proposed)

Section 1 -- Purpose

  The Purpose of this Second Amended and Restated 1996 Management Stock Option Plan (this "Plan") is to advance the interest of Viisage Technology, Inc. (the "Company"), a Delaware corporation, by providing an opportunity to selected officers and employees of the Company to purchase common stock of the Company. By encouraging such stock ownership, the Company and its parent seek to attract, retain and motivate officers and employees. It is intended that this purpose will be effected by issuance of nonqualified stock options ("nonqualified options") and incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive options").

Section 2 -- Effective Date

  The Plan shall be effective as of May 8, 2001, the date as of which it was adopted by the stockholders of the Company (the "Effective Date"). On July 21, 1997, the Board voted to amend the Plan, subject to shareholder approval, to authorize an additional 701,000 shares under the Plan to increase the number of shares available under the Plan to 2,057,100 shares. On January 26, 2000, the Board voted to further amend the Plan, subject to shareholder approval, to authorize an additional 750,000 shares under the Plan to increase the number of shares available under the Plan to 2,807,100 shares. On March 20, 2001, the Board voted to further amend the Plan, subject to shareholder approval, to authorize an additional 1,000,000 shares under the Plan to increase the number of shares available under the Plan to 3,807,100 shares

Section 3 -- Stock Subject to the Plan

  Options issued under this Plan shall be exercisable for the Company's common stock. The number of shares that may be issued under this Plan shall not exceed in the aggregate three million eight hundred seven thousand one hundred (3,807,100) shares of the common stock, $.001 par value, of the Company (the "Shares"), subject to adjustment as provided in Sections 9 and 10 below. Any Shares subject to an option which for any reason expires or is terminated as to such Shares may again be the subject of an option under this Plan. In addition, any Shares purchased by an optionee upon exercise of an option under this Plan that are subsequently repurchased by the Company pursuant to the terms of such option, and Shares tendered as payment for Shares upon exercise of an option under this Plan, may again be the subject of an option under the Plan. The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

Section 4 -- Administration

  This Plan shall be administered by a committee of two or more non-employee members of the Board of Directors of the Company appointed by the Board (the "Committee"), each of whom meets any applicable requirements under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision, as applicable to the Company at the time ("Rule 16b-3"). Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

Section 5 -- Eligible Participants

  Incentive options may be issued to such management employees of the Company as are selected by the Committee. Nonqualified options may be issued to such officers or management employees of the Company as are selected by the Committee. Options under this Plan may not be issued to members of the Board of Directors of the Company. No employee may be granted options to acquire, in the aggregate, more than 1,337,000 Shares under the Plan (subject to adjustment as provided in Sections 9 and 10 below) during any fiscal year of the Company. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the Shares subject to such option shall be included in the determination of the aggregate number of Shares deemed to have been granted to such employee under the Plan.

Section 6 -- Duration of the Plan

  This Plan shall remain in effect indefinitely, unless terminated earlier pursuant to Paragraph 14 hereof, provided no incentive options may be issued after the tenth anniversary of the Effective Date. Options that are issued on or before the date of this Plan's termination shall remain exercisable in accordance with their respective terms after the termination of the Plan.

Section 7 -- Restriction on Incentive Options

  Incentive options (but not nonqualified options) issued under this Plan shall be subject to the following restrictions:

(a) Limitation on Number of Shares. To the extent that the aggregate fair market value, determined as of the date the incentive option is issued, of the Shares with respect to which incentive options are exercisable for the first time by an employee during any calendar year exceeds $100,000 (the "$100,000 limitation"), the portion of such option which is exercisable in excess of such $100,000 limitation shall be treated as a nonqualified option. In the event that an employee is eligible to participate in any other incentive stock option plan of the Company intended to comply with the provisions of
     Section 422 of the Code, the $100,000 limitation shall apply to the aggregate number of Shares for which incentive stock options may be issued under all such plans.

(b) 10% Stockholder. If any employee to whom an incentive option is issued pursuant to the provisions of the Plan is on the date of issuance the owner of stock (as determined under Section 424 (d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the following special provisions shall be applicable to the incentive option issued to such individual:

     (i) The option price per share subject to such incentive option shall not be less than 110% of the fair market value of one share on the date of issuance; and

     (ii) The incentive option shall not have a term in excess of five (5) years from the date of issuance.

Section 8 -- Terms and Conditions of Options

  Options issued under this Plan shall be evidenced by written instruments in such form not inconsistent with this Plan as the Committee shall approve from time to time, which instruments shall evidence the following terms and conditions, and such other terms and conditions (which need not be the same in different options) not inconsistent with the Plan as the Committee may approve from time to time:

(a) Price. Subject to the conditions on incentive options in paragraph 7(b), if applicable, the purchase price per share of stock payable upon the exercise of each incentive option issued hereunder shall be not less than one hundred percent of the fair market value of the stock on the day the option is issued. The purchase price per Share of stock payable upon exercise of each nonqualified option issued hereunder shall be determined by the Committee. Fair market value shall be determined in accordance with procedures to be established in good faith by the Committee and, with respect to incentive options, conforming to regulations issued by the Internal Revenue Service with regard to incentive stock options.

(b) Number of Shares. Each option agreement shall specify the number of Shares to which it pertains.

(c) Exercise of Options. Subject to the conditions on incentive options in subparagraph (b)(ii) of Paragraph 7, if applicable, each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments, with acceleration based on such events, as the Committee may determine at the time it issues such option, provided
                                                                       --------
     that no incentive option shall be exercisable with respect to any Shares later than ten (10) years after the date of the issuance of such option.

(d) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Company's Treasurer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If said Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the Shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be made by (i) cash; (ii) by check; (iii) if permitted by vote of the Committee and stated in the Option agreement, subject to Section 13(c) below, by delivery and assignment to the Company of Shares previously owned by the optionee for more than six months and having a value equal to the Option price; (iv) if permitted by vote of the Committee and stated in the Option agreement (and if permitted by applicable law), through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of unrestricted Shares acquired upon exercise to pay for all of the Shares so acquired and any tax withholding obligation resulting from such exercise, and an authorization to the broker or selling agent to pay that amount to the Corporation; or (v) by a combination of (i), (ii), (iii) and (iv). The value of the Company stock for purposes of the foregoing clause (iii) shall be its fair market value as of the date the Option is exercised, as determined in accordance with procedures to be established by the Committee.

(e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares upon exercise of an option, in whole or in part, shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment act withholding obligations. If permitted by vote of the Committee and stated in the stock option agreement, subject to Section 13(c) below, the optionee may satisfy the obligation, in whole or in part,
     (i) by electing to have Shares withheld having a value equal to the amount to be so satisfied (but not in an amount exceeding the minimum statutory withholding requirement applicable to such exercise), or (ii) by delivery and assignment to the Company of Shares previously owned by the optionee having a value equal to the amount to be so satisfied (but unless such Shares have been owned by the optionee for more than six months, not in an amount exceeding the minimum statutory withholding requirement applicable to such exercise). The value of Shares to be withheld or assigned shall be determined based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined.

(f) Termination of Options. Each option shall terminate and may no longer be exercised if the optionee ceases for any reason to perform services as an employee (or in the case of nonqualified options, as an officer or employee), unless otherwise provided in the optionee's option agreement; provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

(g) Rights as Shareholder. The optionee shall have no rights as a shareholder with respect to any Share covered by this option until the purchase thereof.

(h)  Non-Transferability.   No option shall be transferable by the optionee
     otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee. Notwithstanding the foregoing (but in the case of an optionee that is subject to Section 16 of the Exchange Act, only to the extent consistent with the requirements of Rule 16b-3 or other rules under Section 16 of the Exchange Act, and in the case of an incentive option, only if then permitted for incentive options under the Code and applicable regulations and rulings), such option may be transferred pursuant to an order that would constitute a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

     (i) Repurchase of Shares by the Company. Any Shares purchased by an optionee upon exercise of an option may in the discretion of the Committee be subject to repurchase by the Company if and to the extent specifically set forth in the option agreement pursuant to which the Shares were purchased.

     (j) The instruments evidencing options may be in the form of agreements to be executed by both the optionee and the Company or certificates, letters or similar instruments, which need not be executed by the optionee but acceptance of which will evidence agreement to the terms of the issuance.

Section 9 -- Stock Dividends; Stock Splits; Stock Combinations;
             Recapitalization.

  In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's common stock other than normal cash dividends, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to options subsequently issued under the Plan.

Section 10 -- Merger; Sale of Assets; Dissolution

  In the event of a change of the Company's common stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or the formation of a holding company, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options issued hereunder or portions thereof then unexercised and the price per share thereof shall be appropriately adjusted by the Committee to prevent substantial dilution or enlargement of the rights available or granted hereunder. If the Company shall be a party to a merger or a similar reorganization after which the Company will not survive, or if there will be a sale of substantially all the common stock of the Company or a sale of all or substantially all of the assets of the Company, the Committee, in its discretion, may declare (a) that all outstanding options issued hereunder are to be terminated after giving at least 30 days' notice to holders of outstanding options (but if the Committee determines that 30 days' notice would be disruptive to the reorganization transaction with respect to which such notice is given, then the Committee may give such shorter notice as the circumstances reasonably require, but in no event less than 10 days), (b) that any outstanding option issued hereunder shall pertain to and apply, with appropriate adjustments as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of Shares subject to the option would have been entitled, or (c) that the Company or resulting corporation will purchase all outstanding options issued hereunder from the optionees at a price per Share as to which the option is outstanding, unexercised and vested equal to the difference between the price at which Shares of the Company are to be purchased or exchanged in the transaction and the option price stated in the option agreement.

Section 11 -- Certain Definitions

  (a) The term "employee" shall have, for purposes of the Plan, the meaning ascribed to it under Section 3401(c) of the Code and the regulations promulgated thereunder.

  (b) the term "option", unless otherwise indicated, means either an incentive option or a nonqualified option.

  (c) the term "optionee" means an officer or employee to whom an option is issued under this Plan.

Section 12 -- Reload Options

  Concurrently with the award of incentive options and nonqualified options under this Plan, the Committee may authorize reload options ("Reload Options") to purchase the number of Shares which equals, to the extent authorized by the Committee, the number of Shares previously owned by the optionee for more than six months that are delivered and assigned to the Company in payment of the exercise price of such underlying option or in payment of the optionee's withholding tax obligation arising from the exercise of such underlying option. The issuance of a Reload Option shall become effective upon the exercise of such underlying option. Despite the fact that the underlying option may be an incentive option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code. The instrument evidencing each option under this Plan for which Reload Options have been authorized by the Committee shall state that Reload Options are authorized thereunder, and upon exercise of such underlying option, the Reload Option shall be evidenced by an amendment to the underlying option instrument. The option price per Share deliverable upon the exercise of a Reload Option shall be the fair market value per Share on the date the issuance of the Reload Option becomes effective, as determined by the Committee. Each Reload Option is exercisable six months from the effective date of its issuance. The term of each Reload Option shall be equal to the remaining option term of the underlying incentive option or nonqualified option with respect to which it was issued. No additional Reload Options shall be issued to optionees when options are exercised following termination of the optionee's employment, except to the extent otherwise provided in an optionee's option agreement.

Section 13 -- Regulatory Compliance and Listing

  (a) The issuance or delivery of any Shares subject to exercisable Options hereunder may be postponed by the Committee for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of NASDAQ or any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such Shares. The Company shall not be obligated to issue or deliver any such Shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any applicable regulation of any governmental authority, NASDAQ or any national securities exchange.

  (b) Should any provision of this Plan require modification or be unnecessary to comply with the requirements of Section 16 of the Exchange Act and Rule 16b-3, subject, in the case of incentive options, to applicable requirements for incentive options under the Code, the Committee may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

  (c) Any election made by an optionee then subject to Section 16 of the Exchange Act to make payment of any portion of an option price with Shares or to make payment of any portion of a tax withholding obligation with respect to an option exercise with Shares or by withholding of Shares shall be subject to any then-applicable requirements of Rule 16b-3 and other applicable rules under
Section 16 of the Exchange Act.

Section 14 -- Termination or Amendment of Plan

  The Board of Directors shall have the right to amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall (a) affect any right or obligation with respect to any option theretofore issued; or (b) if this Plan has been approved by the Company's stockholders, make any modification or amendment affecting incentive options, for which stockholder approval is required under the Code, unless such amendment or modification affecting incentive options has been approved by the stockholders. In addition, no such amendment or modification shall be made without previous approval by the stockholders where such approval is necessary to satisfy, nor shall any amendment or modification be made at a time when the same would violate, any then-applicable requirements of federal securities laws (including without limitation Rule 16b-3), the Code or rules of NASDAQ or any stock exchange on which the Company's common stock is listed.

                                                                      APPENDIX C

                           VIISAGE TECHNOLOGY, INC.

                          SECOND AMENDED AND RESTATED
                         ----------------------------
                       1996 DIRECTORS STOCK OPTION PLAN
                       --------------------------------

                                 (as proposed)

Section 1 -- Purpose

  The purpose of this Second Amended and Restated 1996 Directors Stock Option Plan (the "Plan") is to increase the proprietary interest of non-employee members of the Board of Directors (the "Board") of Viisage Technology, Inc., a Delaware corporation (the "Company"), in the continued success of the Company, and to provide them with an incentive to continue to serve as directors. All options issued pursuant to the Plan shall be nonstatutory options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Section 2 -- Effective Date

  The Plan shall be effective as of May 8, 2001, the date as of which it was adopted by the stockholders of the Company (the "Effective Date"). On May 12, 1998, the Board voted to amend the Plan to authorize an additional 19,970 shares under the Plan to increase the number of shares available under the Plan from 156,650 shares to 176,620 shares. On May 28, 1999, the Board voted to further amend the Plan to authorize an additional 24,996 shares under the Plan to increase the number of shares available under the Plan from 176,620 shares to 201,616 shares. On April 25, 2000, the Board voted to further amend the Plan to authorize an additional 125,000 shares under the Plan to increase the number of shares available under the Plan from 201,616 to 326,616 shares. On March 20, 2001, the Board voted to further amend the Plan, subject to shareholder approval, to authorize an additional 250,000 shares under the Plan to increase the number of shares available under the Plan from 326,616 shares to 576,616 shares.

Section 3 -- Stock Subject to the Plan

  Options issued under this Plan shall be exercisable for the Company's common stock. The number of shares that may be issued under this Plan shall not exceed in the aggregate five hundred seventy-six thousand six hundred sixteen (576,616) shares of the common stock, $.001 par value, of the Company (the "Shares") authorized on the Effective Date, subject to adjustment as provided in Sections 9 and 10 below. Any Shares subject to an option which for any reason expires or is terminated as to such Shares may again be the subject of an option under this Plan. In addition, any Shares purchased by an optionee upon exercise of an option under this Plan that are subsequently repurchased by the Company pursuant to the terms of such option, and Shares tendered as payment for Shares upon exercise of an option under this Plan, may again be the subject of an option under the Plan. The Shares delivered upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.



Section 4 -- Administration

  This Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan.

Section 5 -- Eligible Participants

  For so long as Shares are available for issuance pursuant to the provisions of this Plan, individuals who become directors of the Company and who are not employees of the Company ("Non-Employee Directors") shall be eligible to participate in the Plan. Each Director to whom options are issued hereunder shall be a participant ("Participant") under the Plan.

Section 6 -- Duration of Plan

  This Plan shall remain in effect until May 7, 2011, unless terminated earlier pursuant to Paragraph 13 hereof. Options that are issued on or before the date of this Plan's termination shall remain exercisable in accordance with their respective terms after the termination of the Plan.

Section 7 -- Issuance of Options

  Options available for issuance under this Plan shall be issued in the discretion of the Board.

Section 8 -- Terms and Conditions of Options

  Options issued under this Plan shall be evidenced by written instruments in such form not inconsistent with this Plan as the Board shall approve from time to time, which instruments shall evidence the following terms and conditions:

  (a) Price. The exercise price of an option issued under the Plan shall be 100% of the fair market value per Share on the date the option is issued. For purposes of the foregoing, "fair market value" of a share of stock on any date shall mean the closing price on NASDAQ (or, if the Company's common stock is not traded on NASDAQ, on the principal exchange on which the Company's stock then is publicly traded) as of the date of issuance, or if the date of issuance is not a business day, as of the last business day for which prices are available prior to the date of issuance.

  (b) Number of Shares. Each option agreement shall specify the number of Shares to which it pertains, pursuant to Section 7.

  (c) Vesting. Each option issued under the Plan shall vest and be exercisable in accordance with the schedule determined by the Board and set forth in the written instrument evidencing the Options issued hereunder, subject to adjustment as provided in Section 9 and 10 below. Such schedule may be amended by mutual agreement of the Board and the optionee. In the event that the Participant ceases to be a director of the Company for any reason prior to the time a Participant's option becomes fully exercisable, the option will terminate with respect to the Shares as to which the option is not then vested and exercisable and all rights of the Participant to such Shares shall terminate without further obligation on the part of the Company. In the event that the Participant ceases to be a director of the Company after his or her option has become exercisable in whole or in part, such option shall remain exercisable in whole or in part, as the case may be, in accordance with the terms hereof.

  (d) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Company's Treasurer or any other officer of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If said Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that the Shares are being purchased for the optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the option is exercised. Payment shall be made by (i) cash; (ii) by check; (iii) subject to
Section 12(c) hereof, by delivery and assignment to the Company of Shares previously owned by the optionee for one year or more and having a value equal to the Option price; (iv) if permitted by applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of unrestricted Shares acquired upon exercise to pay for all of the Shares so acquired and any tax withholding obligation resulting from such exercise, and an authorization to the broker or selling agent to pay that amount to the Corporation; or (v) by a combination of (i), (ii), (iii) and (iv). The value of the Company stock for purposes of the foregoing clause (iii) shall be its fair market value as of the date the Option is exercised, as determined in accordance with procedures to be established by the Board.

  (e) Expiration. Options issued under the Plan shall expire ten years from the date on which the option is issued, unless terminated earlier in accordance with the Plan; provided, however, that the vested portion of any unexpired option in effect on the date of a Participant's death or disability shall expire one year from the date of the Participant's death or disability (whether or not this period ends after the stated expiration of the exercise period).

  (f) Rights as Shareholder. No optionee shall have any rights as a shareholder with respect to any Share covered by any option until the purchase thereof.

  (g) Non-Transferability. No option shall be transferable by the optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee. Notwithstanding the foregoing (but in the case of an optionee that is subject to Section 16 of the Exchange Act, only to the extent consistent with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision, as applicable to the Company at the time ("Rule 16b-3"), or other rules under Section 16 of the Exchange Act), such option may be transferred pursuant to an order that would constitute a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

  (h) The instruments evidencing options may be in the form of agreements to be executed by both the optionee and the Company or certificates, letters or similar instruments, which need not be executed by the optionee but acceptance of which will evidence agreement to the terms of the issuance.

Section 9 -- Stock Dividends; Stock Splits; Stock Combinations; Recapitalization

  In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's common stock other than normal cash dividends, automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to options subsequently issued under the Plan.

Section 10 -- Merger; Sale of Assets; Dissolution

  In the event of a change of the Company's common stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or the formation of a holding company, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares then subject to options issued hereunder or unexercised portions thereof and the price per share thereof shall be appropriately adjusted to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. If the Company shall be a party to a merger or a similar reorganization after which the Company will not survive, or if there will be a sale of substantially all the common stock of the Company or a sale of all or substantially all of the assets of the Company, then to the extent permitted by Rule 16b-3, the options under this Plan automatically shall be terminated, assumed by the successor corporation or repurchased by the Company or its successor to the same extent, and on the same terms, as are approved for options for the Company's Common Stock issued under the Company's 1996 Management Stock Option Plan or the then-existing successor plan thereto, and otherwise will terminate upon such merger, reorganization or sale. Despite the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to any optionee.

Section 11 -- No Right to Reelection

  Nothing in the Plan shall be deemed to create any obligation on the part of the Board or standing Committee thereof to nominate any Director for reelection by the Company's stockholders, nor confer upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 12 -- Regulatory Compliance and Listing

  (a) The issuance or delivery of any shares of stock subject to exercisable Options hereunder may be postponed by the Board for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of NASDAQ or any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any applicable regulation of any governmental authority, NASDAQ or any national securities exchange.

  (b) Should any provision of this Plan require modification or be unnecessary to comply with the requirements of Section 16 of and Rule 16b-3 under the 1934 Act, the Board may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

  (c) Any election made by an optionee then subject to Section 16 of the Exchange Act to make payment of any portion of an option price with Shares shall be subject to any then-applicable requirements of Rule 16b-3 and other applicable rules under Section 16 of the Exchange Act.

Section 13 -- Amendment and Termination

  The Board shall have the right to amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall affect any right or obligation with respect to any option theretofore issued. In addition, no such amendment or modification shall be made without previous approval by the stockholders where such approval is necessary to satisfy, nor shall any amendment or modification be made at a time when the same would violate, any then-applicable requirements of federal securities laws (including without limitation Rule 16b-3), the Code or rules of NASDAQ or any stock exchange on which the Company's common stock is listed.

                                                                      APPENDIX D

                           VIISAGE TECHNOLOGY, INC.

                             AMENDED AND RESTATED
                             --------------------
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------

                                 (as proposed)


SECTION 1.  PURPOSE AND EFFECTIVE DATE.
--------------------------------------

1.1  Purpose.  The Viisage Technology, Inc. Amended and Restated 1997 Employee
     -------
Stock Purchase Plan (the "Plan") is intended to provide employees of Viisage Technology, Inc. (the "Company") with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company (the "Shares") through accumulated payroll deductions. The Company intends to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Plan's provisions shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423. The Plan shall be effective as of May 8, 2001.

SECTION 2.  DEFINITIONS.
-----------------------

2.1 "Base Pay" means regular straight-time earnings excluding payments for overtime, bonuses, special payments, commissions, and incentives.

2.2 "Committee" shall mean the Compensation Committee of the Board of Directors of the Company (the "Board"), or such other committee as described in
Section 13.
----------

2.3 "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

2.4 "Employee" means any person whose customary employment with the Company is regularly scheduled to be more than 20 hours per week and more than five months in any calendar year.

2.5  "Enrollment Date" means each January 1 and July 1.

2.6 "Exercise Date" means the last trading date of each March, June, September, and December, or such other trading days as the Committee shall from time to time establish prior to an Enrollment Date, for all options to be granted on such date.

2.7  "Offering Period" means, subject to Section 4.1, a period of six (6)
                                         -----------
months, at the conclusion of which options granted pursuant to the Plan are exercised.


SECTION 3.  ELIGIBILITY.
-----------------------

3.1  Initial Eligibility.  An Employee shall be eligible to become a participant
     -------------------
under the Plan as of the first Enrollment Date coinciding with or next following his or her completion of ninety (90) days of Continuous Status as an Employee.

3.2  Restrictions on Participation.  Notwithstanding any provisions of the Plan
     -----------------------------
to the contrary, no Employee shall be granted an option to participate in the
Plan:

     3.2.1 if, immediately after the grant, such Employee (or any other person whose Shares would be attributed to such Employee pursuant to Code Section 424(d)) would own shares of stock and/or hold outstanding options to purchase shares of stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of stock of the Company or of its parent or subsidiary, if any; or

     3.2.2 which permits his or her rights to purchase shares of stock under all Section 423 employee stock purchase plans of the Company or of its parent or subsidiary, if any, to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

SECTION 4.  OFFERING PERIODS.
----------------------------

4.1  Offerings.  The Plan shall be implemented by consecutive Offering Periods
     ---------
with Offering Periods commencing on January 1 and July 1 of each year and terminating on the last trading date of the Offering Periods ending June 30 and December 31, respectively, of that year, and with Offering Periods continuing thereafter until terminated in accordance with Section 19 and Section 23 hereof.
                                               ----------     ----------
The Committee shall have the power to change the duration and frequency of Offering Periods with respect to future offerings if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

SECTION 5.  PARTICIPATION.
-------------------------

5.1 An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A
                                                                     ---------
to this Plan and filing it with the Company during the period designated by the Company.

5.2 Payroll deductions for a participant shall commence on the first payroll following an

Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.
                           ----------

SECTION 6.  PAYROLL DEDUCTIONS.
------------------------------

6.1 When a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period, subject to such dollar or percentage limitations during an Offering Period as the Committee shall determine prior to such Offering Period as described in the applicable subscription agreement; provided, however, that such deductions must be in whole percentages and the aggregate of such payroll deductions during the Offering Period shall not exceed eight percent (8%) of the participant's Base Pay during said Offering Period.

6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

6.3 A participant may discontinue his or her participation in the Plan as provided in Section 10, or may decrease or increase the rate or amount of his or
            ----------
her payroll deductions on January 1 or July 1 (within the limitations of Section
                                                                         -------
6.1 and as determined by the Committee) by completing or filing with the Company
---
a new subscription agreement authorizing a change in the rate or amount of payroll deductions, provided, however, that no changes in the amount of payroll deductions shall increase the number of shares under any option granted prior to such change. The change in rate or amount shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement. Subject to the limitations of Section 6.1, a
                                                              -----------
participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in
Section 10.
----------

6.4  Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3.2 herein, a participant's payroll
                                  -----------
deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Periods ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.
                           ----------

SECTION 7.  OPTION GRANTS.
-------------------------

7.1 At the beginning of each Offering Period, an eligible Employee participating in such Offering Period shall be granted an option to purchase during such Offering Period a maximum number of shares of the Company's Common Stock determined by dividing such Employee's planned payroll deductions for the Offering Period by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the beginning of the Offering Period

(or as otherwise determined by the Committee). However, in no event shall an Employee be permitted to purchase during an Offering Period more than a number of shares determined by dividing $12,500 ($6,250 for the initial Offering Period) by the fair market value of a share of the Company's Common Stock at the beginning of each Offering Period during a calendar year, and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2
                                                                    ------------
and 12 hereof.  Exercise of the option shall occur as provided in Section 8,
------                                                            ---------
unless the participant has withdrawn pursuant to Section 10, and shall expire
                                                 ----------
on the last day of the Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7.2.
                                                          -----------

7.2 The option price per share of the shares offered in a given Offering Period shall be the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company at the beginning of an Offering Period; or (ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be the closing price of the Common Stock for such date, as reported by the NASDAQ National Market System. In the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal. In the event the Common Stock is not listed or reported, the fair market value shall be determined by the Board in its discretion.

SECTION 8.  EXERCISE OF OPTION.  Unless a participant withdraws from the Plan as
------------------------------
provided in Section 10, his or her option for the purchase of shares will be
            ----------
exercised automatically on the last Exercise Date of the Offering Period, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account. Any amount remaining in the participant's account after an Exercise Date shall be held in the account until the next Exercise Date of an Offering Period, unless the Offering Period has been oversubscribed or has terminated with such Exercise Date, in which case such amount shall be refunded to the participant.

In no event may options be exercised later than five years after the date of grant, and said options shall be deemed to have expired if not exercised within that time. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

SECTION 9.  DELIVERY.  As promptly as practicable after each Exercise Date on
--------------------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

SECTION 10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.
---------------------------------------------------

10.1 A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B hereto. All of the participant's payroll deductions
            ---------
credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

10.2 Upon termination of the participant's Continuous Status as an Employee prior to an Exercise Date for any reason, including retirement or death, the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such participant's option will be
                       ----------
automatically terminated.

10.3 In the event an Employee fails to remain in Continuous Status as an Employee of the Company during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the unused payroll deductions credited to his or her account will be returned to such participant and such participant's option terminated.

10.4 A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which continue after the termination of the Offering Period from which the participant withdraws.

SECTION 11.  INTEREST.  No interest shall accrue on payroll deductions of a
----------------------
participant in the Plan.

SECTION 12.  STOCK.
-------------------

12.1 The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be three hundred forty thousand (340,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

12.2 The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

12.3 Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

SECTION 13.  ADMINISTRATION.
----------------------------

13.1 The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The administration, interpretation, or application of the Plan by the Board or its committee shall be final, conclusive, and binding upon all participants. Members of the Board who are eligible Employees, if any, are permitted to participate in the Plan provided that:

13.1.1 Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

13.1.2 If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

        13.1.3  Notwithstanding the provisions of Section 13.1.1, in the event
                                                  --------------
        that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

SECTION 14.  DESIGNATION OF BENEFICIARIES.
------------------------------------------

14.1 A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. Such designation shall be in the form of Exhibit A hereto.
                                         ---------

14.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

SECTION 15.  TRANSFERABILITY.
-----------------------------

15.1 Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant, other than by will, the laws of descent and distribution or as provided in Section 14. Any such attempt at assignment, transfer, pledge, or
               ----------
other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with
Section 10.
----------

SECTION 16.  USE OF FUNDS.
--------------------------

16.1 All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

SECTION 17.  REPORTS.
---------------------

17.1 Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees.



SECTION 18.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
---------------------------------------------------------

18.1 Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice (but if the Committee determines that 30 days' notice would be disruptive to the reorganization transaction with respect to which such notice is given, then the Committee may give such shorter notice as the circumstances reasonably require, but in no event less than 10 days), and the option will terminate upon the expiration of such period. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalization, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

SECTION 19.  AMENDMENT OR TERMINATION.
--------------------------------------

19.1 The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options
                            ----------
previously granted. In addition, to the extent necessary to comply with Rule 16b-3 or Code Section 423, or any other successor rule or provision or any other applicable law or regulation, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

SECTION 20. NOTICES.
--------------------

20.1 All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Board at the location, or by the person, designated by the Board for the receipt thereof.

SECTION 21.  SHAREHOLDER APPROVAL.
----------------------------------

21.1 Continuance of the Plan shall be subject to approval of the shareholders of the Company within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Delaware General Corporation Law and in accordance with federal securities regulations, including without limitation Section 14 of the Securities Exchange Act of 1934.

SECTION 22.  CONDITIONS UPON ISSUANCE OF SHARES.
------------------------------------------------

22.1 Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock market or exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

SECTION 23. TERM OF PLAN.
-------------------------

23.1 The Plan shall become effective on May 8, 2001 and shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.
                                                                   ----------

SECTION 24.  ADDITIONAL RESTRICTIONS OF RULE 16B-3.
----------------------------------------------------

24.1 The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                   EXHIBIT A


                          Employee Stock Purchase Plan
                             Subscription Agreement

Enrollment Date:
                --------------------
(check one)
     Original Application
----
     Change in Payroll Deduction Amount
----
     Change of Beneficiary(ies)
----

1. __________ hereby elects to participate in the Viisage Technology Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Stock Purchase Plan. Capitalized terms not defined herein shall have the meanings set forth in the Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of % _________ (minimum of $10) on each payday during the Offering Period in accordance with the Stock Purchase Plan. However, I understand that the total amount of payroll deductions during the Offering Period may not exceed 8% of my base pay during the Offering Period, and my total payroll deductions for any calendar year may not exceed $21,250 ($10,625 per Offering Period). I acknowledge that, subject to the limitations described in this section and the Stock Purchase Plan, I may file a new subscription agreement to increase or decrease my payroll deductions on January 1 and July 1 of any year.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period any accumulated payroll deductions will be used to automatically exercise my option at the end of the Offering Period.

4. I understand that I may request a copy of the complete Viisage Technology, Inc. Employee Stock Purchase Plan.

5. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:_________________________________________________________________

6. I acknowledge that, under the Internal Revenue Code, there are special tax "holding period" rules that govern the tax consequences of buying and selling shares under the Stock Purchase Plan. I understand that if I dispose of shares purchased under the Plan within two years of the beginning of the applicable Offering Period (i.e. the date of grant) or within one year of the Exercise Date (i.e. the date the shares are transferred), I will be treated for federal income tax purposes as having received ordinary income at the time of the sale equal to the difference between my purchase price and the market value of the stock on the Exercise Date. Any amount in excess of that difference will be treated as capital gain. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition.

I further understand that if I hold the shares for both the two year and one year holding period described above, at the time I dispose of the shares I will be treated for federal income tax purposes as having received ordinary income in an amount equal only to the lesser of (1) the difference between my purchase price and the market value of the stock on the Grant Date or (2) the difference between my purchase price and the actual sale price for my stock. Any additional gain I receive on the sale will be treated as capital gain.

7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:


NAME: (Please print)____________________________________________________________
                   (First)                  (Middle)            (Last)

Relationship_______________________________             ________________________
                                                        ________________________
                                                        (Address)

NAME: (Please print)____________________________________________________________
                   (First)                  (Middle)            (Last)

Relationship_______________________________             ________________________
                                                        ________________________
                                                        (Address)

Employee's Social
Security Number:                                        ________________________

Employee's Address:                                     ________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED OR AMENDED BY ME.


______________________                                  ________________________
Date                                                    Signature of Employee

                                   EXHIBIT B


                          Employee Stock Purchase Plan

                              Notice of Withdrawal


The undersigned participant in the Offering Period of the Viisage Technology, Inc. Employee Stock Purchase Plan which began on ______ 19__ hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as possible all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands that no farther payroll deductions will be made for the purchase of share in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Signature:______________________________________________________________________

Date:___________________________________________________________________________

                                                                      APPENDIX E

                            VIISAGE TECHNOLOGY, INC.
                            ------------------------

           2001 STOCK IN LIEU OF CASH COMPENSATION FOR DIRECTORS PLAN
           ----------------------------------------------------------

                                 (as proposed)

Section 1 -- Purpose
             -------

  The purpose of this 2001 Stock in Lieu of Cash Compensation for Directors Plan (the "Plan") is to compensate the non-employee members of the Board of Directors (the "Board") of Viisage Technology, Inc., a Delaware corporation (the "Company"), for continued service on the Board.

Section 2 -- Effective Date and Duration
             ---------------------------

  The Plan is to be effective as of January 1, 2001, subject to approval by the stockholders of the Company (the "Effective Date"). This Plan shall remain in effect until December 31, 2010, unless terminated earlier pursuant to Paragraph 12 hereof.

Section 3 -- Stock Subject to the Plan
             -------------------------

  Shares issued under this Plan shall be the Company's common stock, $.001 par value (the "Shares"). The number of Shares that may be issued under this Plan shall not exceed in the aggregate 800,000 shares of the Company's common stock, subject to adjustment as provided in Sections 8 and 9 below.

Section 4 -- Administration
             --------------

  This Plan shall be administered by the Board. The Shares available under this Plan shall be issued in the discretion of the Board, using the average NASDAQ closing price of the Company's common stock for the five dates prior to and including the date of issuance. Subject to the provisions of the Plan, the Board shall have full power to construe and interpret the Plan and to establish, amend and rescind rules and regulations for its administration. Any decisions made with respect thereto shall be final and binding on the Company, the optionee and all other persons. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan.

Section 5 -- Eligible Participants
             ---------------------

  For so long as Shares are available for issuance pursuant to the provisions of this Plan, individuals who become directors of the Company and who are not employees of the Company (the "Directors") shall be eligible to participate in the Plan.

Section 6 -- Terms and Conditions of Issuance
             --------------------------------

  Promptly upon authorization by the Board, the Company shall deliver to each Director a certificate representing the number of Shares issued under this Plan. Upon issuance of the Shares to each Director, each Director shall have rights as a shareholder of the Company with respect to the Shares.

  If the Shares are not at that time effectively registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws, each Director shall, in form and substance satisfactory to the Company, confirm that the Shares are being issued for the Director's own account for investment and not with a view to distribution. Such Shares may not be transferred unless subsequently registered thereunder or pursuant to an exemption from registration, and a legend indicating such restrictions will be placed on the certificates representing such Shares.

Section 7 -- Tax Consequences
             ----------------

  Pursuant to Section 61 of the Internal Revenue Code of 1986, as amended, the Shares issued pursuant to the Plan will be subject to taxation at ordinary income tax rates, in an amount equal to the fair market value of the Shares, at the time such Shares are received by the Directors.

Section 8 -- Stock Dividends; Stock Splits; Stock Combinations; Recapitalization
             -------------------------------------------------------------------

  In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's common stock other than normal cash dividends, automatic adjustment shall be made in the number and kind of shares issued under the Plan, to the end that the proportionate interest of each Director in the capital stock of the Company shall be maintained as before the occurrence of such event. Automatic adjustment shall also be made in the number and kind of Shares subsequently issued under the Plan.

Section 9 -- Merger; Sale of Assets; Dissolution
             -----------------------------------

  In the event of a change of the Company's common stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or the formation of a holding company, the number and kind of shares which thereafter may be issued under the Plan shall be appropriately adjusted to the end that the proportionate interest of each Director of the capital stock of the Company shall be maintained as before the occurrence of such event.

Section 10 -- No Right to Reelection
              ----------------------

  Nothing in the Plan shall be deemed to create any obligation on the part of the Board or standing Committee thereof to nominate any Director for reelection by the Company's stockholders, nor confer upon any Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 11 -- Regulatory Compliance and Listing
              ---------------------------------

  (a) The issuance or delivery of any Shares hereunder may be postponed by the Board for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of NASDAQ or any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such Shares. The Company shall not be obligated to issue or deliver any such Shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any applicable regulation of any governmental authority, NASDAQ or any national securities exchange. But, the Company shall exercise its reasonable efforts to cause the Shares to be effectively registered on Form S-8 under the Securities Act of 1933, as amended (the ('33 Act"), within three months following the date of any annual or special meeting of stockholders of the Company at which the Plan and any amendments thereto has been approved, and for so long as the Company shall continue to be registered under the Exchange Act, the Company shall exercise its reasonable efforts to keep such registration in effect.

  (b) The approval of specific transactions under this Plan by the Board of Directors is intended to exempt the issuance of the Shares from the short swing profits rule under Section 16(b)-3 of the Exchange Act. Should any provision of this Plan require modification or be unnecessary to comply with the requirements of Section 16 of and Rule 16(b)-3 of the Exchange Act, the Board may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

Section 12 -- Amendment and Termination
              -------------------------

  The Board shall have the right to amend, modify or terminate the Plan at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall affect any right or obligation with respect to any option theretofore issued. In addition, no such amendment or modification shall be made without previous approval by the stockholders where such approval is necessary to satisfy, nor shall any amendment or modification be made at a time when the same would violate, any then-applicable requirements of federal securities laws (including without limitation Rule 16(b)-3), the Code or rules of NASDAQ or any stock exchange on which the Company's common stock is listed.

                                                                      1576-PS-01

                                  DETACH HERE

                                     PROXY

                           VIISAGE TECHNOLOGY, INC.
                                30 PORTER ROAD
                           LITTLETON, MASSACHUSETTS

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                          OF VIISAGE TECHNOLOGY, INC.
                  FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints as proxies Thomas J. Colatosi, Sean Mack and Charles J. Johnson, and each of them or such other persons as the Board of Directors of Viisage Technology, Inc. (the "Company") may designate, with full power of substitution. The undersigned hereby authorizes the above appointed proxies to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on March 20, 2001 at the 2001 Annual Meeting of Shareholders to be held on May 8, 2001 and any adjournments thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE PERSON NOMINATED AS DIRECTOR, FOR PROPOSALS TWO THROUGH SEVEN, AND IN ACCORDANCE WITH THE PROXY HOLDERS' DISCRETION RESPECTING ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY.


SEE REVERSE                                                         SEE REVERSE
   SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE

                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

    1. Election of two Class II Directors for three-year terms;

       Nominees: (01) Harriet Mouchly-Weiss, and
                 (02) Paul T. Principato

                       FOR         WITHHELD

                       [_]            [_]


--------------------------------------
For all nominees except as noted above


MARK HERE
IF YOU PLAN   [_]
TO ATTEND
THE MEETING


MARK HERE
FOR ADDRESS   [_]
CHANGE AND
NOTE BELOW

2. To approve an amendment to Viisage's
   Restated Certificate of Incorporation to          FOR    AGAINST   ABSTAIN
   increase the number of authorized shares of       [_]      [_]       [_]
   Common Stock of Viisage, $.001 par value per share, from 20,000,000 shares to 26,000,000 shares;

3. To approve an amendment to Viisage's
   Amended and Restated 1996 Management
   Stock Option Plan to increase the number of       [_]      [_]       [_]
   shares available for issuance thereunder from 2,807,100 to 3,807,100;

4. To approve an amendment to Viisage's
   Amended and Restated 1996 Directors Stock
   Option Plan to increase the number of shares      [_]      [_]       [_]
   available for issuance thereunder from 326,616 to 576,616;

5. To approve as amendment to Viisage's 1997
   Employee Stock Purchase Plan to increase the
   number of shares available for issuance           [_]      [_]       [_]
   thereunder from 140,000 to 340,000;

6. To adopt the 2001 Stock in Lieu of Cash
   Compensation for Directors Plan, as
   recommended by the Board of Directors;            [_]      [_]       [_]

7. To ratify the selection of BDO Seldman, LLP
   as independent public accountants for Viisage
   for the year ended December 31, 2001;             [_]      [_]       [_]

8. To transact such other business as may properly come before the meeting

Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign the full corporate name by a duly authorized officer.


Signature:                                     Date:
          ----------------------------------        ----------------------

Signature:                                     Date:
          ----------------------------------        ----------------------